UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


   Date  of report (Date of earliest event reported):   June  12,
2006 (June 8, 2006)

                        Innovo Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

            0-18926                        11-2928178
    (Commission File Number)   (IRS Employer Identification No.)


5804 East Slauson Avenue, Commerce, California       90040
(Address of Principal Executive Offices)           (Zip Code)

                         (323) 725-5516
      (Registrant's Telephone Number, Including Area Code)

                               N/A
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

<PAGE 1>

ITEM 1.01 Entry into a Material Definitive Agreement

      In connection with the appointment of Mr. Paul Robb to the Company's Board of Directors and pursuant to the Company's 2004 Stock Incentive Plan, Mr. Robb was granted a nonqualified option to purchase up to 75,000 shares of the Company's common stock with an exercise price of $0.75 per share, the closing price of the Company's common stock on June 8, 2006. The option has a
term  of  ten  (10)  years from the date of  grant  and   is
exercisable in full immediately. Mr. Robb's grant was identical, except in exercise price, to the previous grant to other members of the Board of Directors in connection with service.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On June 8, 2006, the Company elected Mr. Paul Robb to fill a newly created vacancy on its Board of Directors. On June 12, 2006, the Company issued a press release, which is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K regarding the announcement of its newly appointed director and his business experience.

     Mr. Robb has not yet been nominated to any committees of the Board of Directors of the Company. There was no arrangement or understanding between Mr. Robb and any other persons pursuant to which he was selected as a director, nor has Mr. Robb had any previous transactions with the Company which are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number         Description

99.1           Press Release dated June 12, 2006

<PAGE 2>

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOVO GROUP INC.
                              (Registrant)

Date:  June 12, 2006          By:  /s/ Marc Crossman
                                   Marc Crossman
                                   Chief Executive Officer,
                                   President, Chief Financial
                                   Officer and Director
                                   (Principal Executive Officer
                                   and Principal Financial
                                   Officer)

<PAGE 3>

               Exhibit Index

Exhibit
Number         Description


99.1           Press Release dated June 12, 2006

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